POWER OF ATTORNEY

POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to any or all of (i) the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW, (ii) the LG&E Energy Corp. 401(k) Savings Plan, (iii) the WKE Corp. Bargaining Employees' Savings Plan and/or (iv) the Powergen ADR Fund Plan, and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 11, 2000

/s/ Nicholas Baldwin
Name:   Nicholas Baldwin
Title:     Director

POWER OF ATTORNEY

POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to any or all of (i) the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW, (ii) the LG&E Energy Corp. 401(k) Savings Plan, (iii) the WKE Corp. Bargaining Employees' Savings Plan and/or (iv) the Powergen ADR Fund Plan, and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 11, 2000

/s/ Peter Charles Fletcher Hickson
Name:   Peter Charles Fletcher Hickson
Title:     Director

POWER OF ATTORNEY

POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to any or all of (i) the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW, (ii) the LG&E Energy Corp. 401(k) Savings Plan, (iii) the WKE Corp. Bargaining Employees' Savings Plan and/or (iv) the Powergen ADR Fund Plan, and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 11, 2000

/s/ Roberto Quarta
Name:   Roberto Quarta
Title:     Director

POWER OF ATTORNEY

POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to any or all of (i) the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW, (ii) the LG&E Energy Corp. 401(k) Savings Plan, (iii) the WKE Corp. Bargaining Employees' Savings Plan and/or (iv) the Powergen ADR Fund Plan, and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 11, 2000

/s/ Paul Myners
Name:   Paul Myners
Title:     Director

POWER OF ATTORNEY

POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to any or all of (i) the 401(k) Savings Plan for Employees of Louisville Gas and Electric Company who are Represented by Local 2100 of IBEW, (ii) the LG&E Energy Corp. 401(k) Savings Plan, (iii) the WKE Corp. Bargaining Employees' Savings Plan and/or (iv) the Powergen ADR Fund Plan, and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: December 11, 2000

/s/ Frederick William Crawford
Name:   Frederick William Crawford
Title:     Director